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                                                                   EXHIBIT 10.23




                         LINE OF CREDIT PROMISSORY NOTE



1.       FUNDAMENTAL PROVISIONS

         The following terms will be used as defined terms in this Note:

         Date of this Note:         NOVEMBER 7, 1995

         Borrower:                  STAR VENDING, INC.

         Lender:                    CHRISTOPHER E. EDGECOMB

         Principal Amount:          $248,042.49

         Interest Rate:             5.90 PERCENT PER ANNUM

         Maturity Date:             NOVEMBER 6, 1996

         Prepayment Charge:         NONE

         Default Rate:              THE MAXIMUM RATE PERMITTED BY CALIFORNIA
                                    LAW, NOT TO EXCEED FIFTEEN PERCENT (15%)

2.       PROMISE TO PAY

         For good and valuable consideration, Borrower promises to pay to Lender, or order, the Principal Amount, or so much thereof as is advanced (pursuant to the terms of this Note) and outstanding, with interest at the Interest Rate from the dates of the respective advances by Lender, or at the Default Rate as hereinafter provided, until paid, in accordance with the terms contained herein. The unpaid balance of this obligation at any time shall be the total amounts advanced hereunder less the amount of payments made hereon by or for Maker, which balance may be endorsed from time to time by Holder at Exhibit A hereto. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Should any interest not be paid when due, it shall thereafter accrue interest as principal.

3.       LIMITATIONS ON ADVANCES

         The total advances hereunder may not exceed $248,042.49.
Advances of the amounts described in this Note may be made by Lender to Borrower at the oral or written request of Mr. Christopher E. Edgecomb, President.

4.       PAYMENTS




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         The Principal Amount (as advanced hereunder from time to time) and all accrued and unpaid interest shall be due and payable on the Maturity Date. All payments prior to the Maturity Date, if any, shall be applied first to accrued interest, and then to the principal balance.

5.       PLACE AND MANNER OF PAYMENT

         All payments shall be made to Lender at 4167 Creciente Drive, Santa Barbara, California or at such other place as the holder of this Note may from time to time designate. All payments shall be made in lawful money of the United States. Checks will constitute payment only when collected.

6.       LATE CHARGES

         If Maker fails to pay any installment of interest on this Note within ten (10) days when due, then (in addition to any other remedies available to Holder) Maker shall be subject to and shall pay a late charge of ten percent (10%) of the amount of the installment due.

7.       DEFAULT INTEREST RATE

         Commencing on the first to occur of (a) the Maturity Date, or (b) the occurrence of an Event of Default followed by the acceleration of this Note and the lapse of such time (if any) as may then be required by law during which lender must allow Borrower to reinstate the obligation evidenced hereby as if no acceleration had occurred, and continuing thereafter until this Note has been paid in full, all amounts due and owing under this Note shall bear interest at the Default Rate. The provisions of this Paragraph shall not limit the Lender's right to compel prompt performance hereunder.

8.       PREPAYMENTS

         All amounts due under this Note may be prepaid without penalty.

9.       EVENT OF DEFAULT

         At the option of Lender, it shall be an "Event of Default" hereunder if
(a) Borrower fails to pay when due any sum payable under this Note, (b) Borrower fails to perform any obligation or commits a breach of any agreement set forth in this Note, or (c) if Borrower makes an assignment for the benefit of creditors, or if a petition is filed by or against Borrower under the provisions of the Bankruptcy Code.

10.      ACCELERATION




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         Upon the occurrence of an Event of Default, then, at the option of
Lender, the entire sum of principal, interest, and all other charges due under this Note shall become immediately due and payable.

11.      ATTORNEYS' FEES

         If Lender refers this Note to an attorney to enforce, construe or defend any provision hereof, or as a consequence of any Event of Default hereunder, with or without the filing of any legal action or proceeding, Borrower shall pay to Lender upon demand the amount of all attorneys' fees, costs and other expenses incurred by Lender in connection therewith, together with interest thereon from the date of demand at the rate applicable to the principal balance of this Note. The reference to "attorneys' fees" in this Paragraph shall include without limitation such amounts as may then be charged by Lender for legal services furnished by attorneys in the employ of Lender, at rates not exceeding those that would be charged by outside attorneys for comparable services.

12.      WAIVER

         No delay or omission of Lender in exercising any right or power arising in connection with any Event of Default shall be construed as a waiver or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Lender may, at his option, waive any of the conditions herein and no such waiver shall be deemed to be a waiver of Lender's rights hereunder, but rather shall be deemed to have been made in pursuance of this Note and not in modification thereof. No waiver of any Event of Default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent Event of Default.

13.      WAIVER OF NOTICES

         Borrower, and all endorsers, all guarantors and all persons liable or to become liable on this Note waive presentment, protest, demand, notice of protest, dishonor or non-payment of this Note, and any and all other notices or matters of a like nature, consent to any and all renewals and extensions of the time of payment hereto, and agree further that at any time and from time to time without notice, the terms of payment hereof may be modified, or the security described in any of the Loan Documents at any time securing this Note may be released in whole or in part, or increased, changed or exchanged by agreement between the holder hereof and any owner of the Collateral or other collateral affected thereby, without in any way affecting the liability of any party to this Note, any endorser, any guarantor, or any person liable or to become liable with respect



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to any indebtedness evidenced hereby.

14.      MISCELLANEOUS PROVISIONS

         No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Lender consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Note shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns. This Note is not assumable. The Note Holder shall have the right to sell, assign or otherwise transfer, either in part or in its entirety, this Note or the Loan Documents, without Borrower's consent, with any such transferee being entitled to be treated in all favorable respects as a holder or holders in due course. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein. This Note shall be governed by and construed in accordance with the laws of the State of California. If Borrower consists of more than one person or entity, the obligations of Borrower shall be the joint and several obligations of all such persons or entities, and any married person who executes this Note agrees that recourse may be had against his or her separate property for satisfaction of his or her obligations hereunder.


         IN WITNESS WHEREOF, Borrower has executed this Note on the Date of this Note.


                                        BORROWER:

                                        STAR VENDING, INC.,
                                          a Nevada corporation


                                        By
                                          --------------------------------------
                                          Christopher E. Edgecomb, President


                                        By
                                          --------------------------------------
                                          Mary Casey, Secretary




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                                    EXHIBIT A




Outstanding balances, as enclosed by holder




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                 MODIFICATION OF LINE OF CREDIT PROMISSORY NOTE


         THIS MODIFICATION OF LINE OF CREDIT PROMISSORY NOTE (the "Modification") is executed between STAR VENDING, INC., a Nevada corporation (the "Borrower") and CHRISTOPHER E. EDGECOMB (the "Lender"). Borrower previously executed that certain Line of Credit Promissory Note dated November 7, 1995 (the "Note") (see copy attached as Exhibit A), under which Borrower promised to pay certain amounts to Lender under the terms and conditions set forth in such Note. The full amount of the principal and accrued and unpaid interest of the Note became due and payable on November 6, 1996. Borrower failed to pay the full amount owed at the Maturity Date, as set forth in the Note, which failure constitutes an Event of Default, as defined in the Note. Lender has waived his right to take any actions allowed under the Note resulting from Borrower's default, and has agreed with Borrower to modify the terms of the Note as follows:

         1. MODIFICATION DATE. The date of this modification of the Note is December 31, 1996 (the "Modification Date").

         2. PRINCIPAL AMOUNT. The total remaining amount owed under the Note as December 31, 1996 is $248,042.49 (the "Principal Amount").

         3. INTEREST RATE. The interest rate of the Note from the Modification Date through Maturity Date shall be nine percent (9%) per annum.

         4.       MATURITY DATE. The Maturity Date for the Note shall be March
                  30, 1998.

         5. NO OTHER MODIFICATIONS. In all other respects, the terms and conditions of the Note shall remain unchanged.

         IN WITNESS WHEREOF, the parties have executed this Modification effective as of the Modification Date.


BORROWER:                                  LENDER:

STAR VENDING, INC.

By:
   -------------------------------------   -------------------------------------
   Mary Casey, President                   Christopher E. Edgecomb





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                                    EXHIBIT A

                            ORIGINAL PROMISSORY NOTE